SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
LIFE TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetingto be held on April 30, 2009, for Life Technologies Corporation This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/life. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 20, 2009. View Proxy Materials and Annual Report Online at www.proxydocs.com/life A convenient way to view proxy materials and VOTE! Material may be requested by one of the following methods: *E-MAIL paper@investorelections.com INTERNET www.investorelections.com/life TELEPHONE (866) 648-8133 * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 12 digit control number located in the shaded gray box below. To view your proxy materials online, go to www.proxydocs.com/life. Have the 12 digit control number available when you access the website and follow the instructions. ACCOUNT NO. # SHARES Life Technologies Corporation Notice of Annual Meeting Date: Thursday, April 30, 2009 Time: 2:00 P.M. (Pacific Time) Place: 5781 Van Allen Way, Carlsbad, California 92008 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 Donald W. Grimm 03 Per A. Peterson, Ph.D. 05 Arnold J. Levine, Ph.D. 02 Gregory T. Lucier 04 William S. Shanahan The Board of Directors recommends you vote FOR the following proposal(s). 2. Ratification of the appointment of Ernst & Young LLP as independent auditors of Life Technologies Corporation for fiscal year 2009 3. Amendment of the Invitrogen Corporation 1998 Employee Stock Purchase Plan 4. Adoption of the Life Technologies Corporation 1999 Employee Stock Purchase Plan 5. Adoption of the Life Technologies Corporation 2009 Equity Incentive Plan Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a share holder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.